THE TAX-EXEMPT FUND OF CALIFORNIA

Annual Report for the year ended August 31, 1997

[The American Funds Group(R)]

[Photo collage: Outline of state superimposed over photos of hibiscus flower, ocean, orange grove, mountains, vineyard]

THE TAX-EXEMPT FUND OF CALIFORNIA(SM)

About our cover: California's geographic diversity, from beautiful seascapes to ripening vineyards to mountain lakes, symbolizes the breadth of opportunity and hope for the future that has drawn people to the Golden State for decades.

OBJECTIVE: SEEKS A HIGH LEVEL OF CURRENT INCOME FREE FROM FEDERAL AND CALIFORNIA INCOME TAXES, WITH THE ADDITIONAL OBJECTIVE OF PRESERVATION OF CAPITAL.

The Tax-Exempt Fund of California is one of the 28 funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

[mountain chart]

$22,634 /1/
Lehman Brothers Municipal Bond Index

$21,072 /2/
The fund at net asset value
(not including sales charge)

$20,847 /3/
Lipper California Municipal Debt Funds Average

$20,070 /4/
The fund at maximum offering price

                          The fund
                          at net         Lehman        Lipper
              The fund    asset value    Brothers      California
              at maximum  (not           Municipal     Municipal
              offering    including      Bond          Debt Funds
Year          price       sales charge)  Index         Average
1986          9,525       10,000         10,000        10,000

1987          9,562       10,039         10,260        10,010

1988          10,089      10,593         10,966        10,644

1989          11,140      11,696         12,170        11,838

1990          11,581      12,159         12,951        12,439

1992          14,258      14,970         16,095        15,310

1993          16,123      16,928         18,059        17,252

1994          16,144      16,950         18,084        17,030

1995          17,461      18,333         19,687        18,229

1996          18,447      19,368         20,718        19,264

1997          20,070      21,072         22,634        20,847


Year ended August 31

/1/With interest compounded. The index is a national index not limited to California bonds. It is unmanaged and does not reflect sales charges, commissions or expenses.

/2/Includes reinvested dividends of $8,820 and reinvested capital gain distributions of $168.

/3/With dividends reinvested. The average does not reflect sales charges.

/4/Includes reinvested dividends of $8,399 and reinvested capital gain distributions of $160. The net amount invested was $9,525.

/#/For the period October 28, 1986 through August 31, 1987.
Past results are not predictive of future results.
[end chart]

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the average annual compound returns over various periods with all distributions reinvested and assuming payment of the 4.75% maximum sales charge at the the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

AVERAGE ANNUAL COMPOUND RETURNS
FOR PERIODS       8/31/97               9/30/97
ENDED             (FISCAL YEAR-END)     (LATEST CALENDAR QUARTER)
Ten Years         +7.18%                +7.88%
Five Years        +6.04                 +6.26
One Year          +3.61                 +3.42

The fund's 30-day yield as of September 30, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 4.24%. The fund's distribution rate as of that date was 4.84%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. INCOME MAY BE SUBJECT TO FEDERAL ALTERNATIVE MINIMUM TAXES. CERTAIN OTHER INCOME, AS WELL AS CAPITAL GAIN DISTRIBUTIONS, MAY BE TAXABLE.

[Sidebar]
INVESTMENT HIGHLIGHTS
through 8/31/97

12-month total return                                    +8.8%*
(income plus capital changes, with dividends reinvested)

Tax-free distribution rate for August                     4.9%
(income return only, reflecting maximum sales charge)

Taxable equivalent distribution rate                      8.9%
(for August, assuming a 45.2% maximum combined state and federal tax rate)

SEC 30-day yield as of August 31                          4.2%
(reflecting maximum sales charge)

* Does not include 4.75% sales charge.
For current yield information, please call toll-free: 800/421-0180.
[End sidebar]

FELLOW SHAREHOLDERS:

This was a special year for The Tax-Exempt Fund of California; in October 1996, the fund marked its 10-year anniversary. We are pleased to report that for the fiscal year ended August 31, the fund produced a solid total return well above its historical average while continuing to provide generous tax-free income.

During the period, shareholders who reinvested their monthly dividends totaling
82.8 cents a share and the November 1996 capital gain distribution of 8.5 cents saw the value of their investments rise 8.8%. That is well above the fund's lifetime average annual compound return of 7.1%.

Shareholders who took their dividends in cash saw the value of their holding increase 3.3% and earned an income return of 5.3%, free of both state and federal taxes. Taxpayers in the maximum 45.2% combined state and federal tax bracket would have had to earn a 9.7% return in a taxable fund to equal their income return from the fund.

The fund's total return matched the 8.8% increase reported by the Lipper California Municipal Debt Funds Index, which measures the average of California's 30 largest municipal bond funds. It trailed the 9.2% increase recorded by the unmanaged Lehman Brothers Municipal Bond Index, which measures the national investment-grade municipal market and includes no expenses.

This November the fund expects to pay a capital gain distribution of about 7 cents a share.

BONDS' ZIGZAG COURSE

During the year, bond prices followed a zigzag course, ending higher than a year earlier as interest rates in the municipal bond market neared 20-year lows.

As the year began, we were not convinced the favorable momentum would continue and we held a somewhat cautious stance. This led us to concentrate on bonds with shorter maturities. Our caution during the year proved rather counterproductive as interest rates declined and the prices of longer term bonds rose more quickly than the prices of short-term bonds.

Still, your fund has now enjoyed three consecutive years of solid total returns and it appears that the investment climate is favorable for the near term. Interest rates are low in the municipal bond market and inflation appears to be in check. During the past year, the state's broad-based economic expansion continued, unemployment fell and state tax revenues, which often are a good barometer of the financial health of municipalities, remained high. California's Legislative Analyst's Office forecasts the state's revenues to increase 6.8% this year.

With a strong economy and low interest rates, the future looks bright, but we wish to caution our shareholders against expecting good results or such a favorable economic climate to continue indefinitely. Shareholders should remember that change, not maintenance of the status quo, has been the hallmark of the financial markets over the long run. Interest rates often respond to unexpected economic or political shocks that occur well beyond the state's borders and can move bond prices suddenly.

CALIFORNIA'S STRONG ECONOMY

California's strong economy created some solid investments, especially in the areas of real estate development and infrastructure projects such as roads and sewers. The success of these types of development and infrastructure bonds relies as much on the underlying strength of the economy as the level of interest rates. Finding good opportunities requires thorough research and solid judgment about the prospects for the project as well as the state's economy. We believe our extensive research efforts have uncovered many potentially rewarding investments, especially among bonds others considered somewhat risky.

Over the past year we increased our holdings in bonds rated below investment-grade to 13% of the portfolio from 5% a year ago. These investments were made after thoroughly researching each issue. In addition to providing a higher yield, the price of these bonds may go up if they are upgraded.

In the coming pages we look at the ups and downs of California's economy and The Tax-Exempt Fund of California during the past 10 years.
We look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.   /s/ Abner D. Goldstine
PAUL G. HAAGA, JR        ABNER D. GOLDSTINE
Chairman of the Board    President

October 15, 1997

[pie chart]
Portfolio Quality Rating
Aaa/AAA                       38%
Aa/AA                         11%
A/A                           20%
Baa/BBB                       18%
Below investment- grade  13%
[end pie chart]

[sidebar]
WHY DOUBLE TAX-FREE INVESTING CAN BE WORTHWHILE

                                                                         THE FUND'S 4.9% TAX-EXEMPT

                                                   CURRENT FEDERAL       DISTRIBUTION RATE IN AUGUST/2/

YOUR TAXABLE INCOME                                CALIFORNIA TAX        IS EQUIVALENT TO A TAXABLE

SINGLE                     JOINT                   RATE/1/               DISTRIBUTION RATE OF:

$18,761-24,650             $37,522-41,200          20.1%                 6.1%

24,651-26,045              41,201-52,090           32.3                  7.2

26,046-32,916              52,091-65,832           33.8                  7.4

32,917-59,750              65,833-99,600           34.7                  7.5

59,751-124,650             99,601-151,750          37.4                  7.8

124,651-271,050            151,751-271,050         42.0                  8.4

Over 271,050               Over 271,050            45.2                  8.9


/1/ Based on 1997 federal and California marginal tax rates. The rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

/2/ The fund's distribution rate in the table is based on offering price and therefore reflects the effects of the maximum sales charge on the initial investment. It is not a projection of future results.
[end bar chart]

TO USE THIS TABLE, FIND YOUR ESTIMATED TAXABLE INCOME TO DETERMINE YOUR COMBINED FEDERAL AND CALIFORNIA TAX RATE. THEN LOOK AT THE RIGHT-HAND COLUMN TO SEE WHAT YOU WOULD HAVE HAD TO EARN FROM A TAXABLE INVESTMENT TO EQUAL THE FUND'S 4.9% TAX-EXEMPT DISTRIBUTION RATE IN AUGUST.

BECAUSE OF TAX INCREASES IN RECENT YEARS, MANY HIGH-INCOME INVESTORS ARE FINDING THAT THEIR RETURNS ON TAXABLE FIXED-INCOME ISSUES HAVE TO BE EVEN HIGHER TO MATCH THOSE CURRENTLY OFFERED BY TAX-EXEMPT MUNICIPALS. FOR INSTANCE, A COUPLE WITH A TAXABLE INCOME OF $152,000 FACES A COMBINED FEDERAL AND CALIFORNIA TAX RATE OF 42.0%. IN THIS BRACKET, THE FUND'S CURRENT 4.9% DISTRIBUTION RATE WOULD BE EQUIVALENT TO A RETURN ON A TAXABLE FIXED-INCOME INVESTMENT OF 8.4%.
[End sidebar]

[Sidebar]
CALIFORNIA'S AEROSPACE AND DEFENSE INDUSTRIES WERE HIT HARD BY THE END OF THE COLD WAR BUT PRODUCTION OF PARTS AND EQUIPMENT FOR CIVILIAN AIRCRAFT REMAINS AN IMPORTANT INDUSTRY TO THE STATE.
[End sidebar]

[photos:  parts of airplane]

THE FUND'S FIRST DECADE:  A TIME OF DARK CLOUDS AND SUNNY DAYS

Early in this fiscal year, The Tax-Exempt Fund of California celebrated its tenth anniversary. It has been a tumultuous decade for California; one of growth, deep recession and broad-based recovery. Like the state itself, the fund also has seen dark clouds and sunny days. Through it all, though, shareholders have fared well, earning an average annual return of 7.1% over the fund's lifetime if they reinvested their dividends, as most shareholders do. For its part, the state appears to have overcome its recent problems and faces a brighter future.

Although the outlook is good for both the state and the nation, the two have often marched to different drummers during the past 10 years. The last recession hit California harder than the rest of the nation and the state's economy took longer to recover. Still, a close look at the past 10 fiscal years
- The Tax-Exempt Fund of California began in October 1986 - shows that the fund has weathered the ups and downs in the state and nation quite well.

There were few places in the nation that looked better than California in late 1986. The gross state product, the sum of all goods and services produced in California, grew an inflation-adjusted 5.9%* in 1987 as the state's economic expansion entered its fifth year. But 1987 also was a turbulent time in the financial markets. Interest rates rose through most of the year, and in October the stock market crashed.

[Footnote]
*Based on 1992 dollars
[End footnote]

[Sidebar]
THE TAX-EXEMPT FUND OF CALIFORNIA HAS SEEN A TUMULTUOUS FIRST DECADE: ONE OF GROWTH, DEEP RECESSION AND BROAD-BASED RECOVERY.
[End sidebar]

CHANGING FORTUNES

The state's economy seemed to take the stock market crash in stride and continued to grow rapidly through the end of the decade. By 1990, however, the Golden State's economic growth began to slow. The end of the Cold War accelerated the downturn, with spending on defense and aerospace declining. California's construction industry, one of its most important, suffered as demand for new office space and housing dropped. Agriculture and manufacturing also saw employment rolls shrink. The state's jobless rate rose from 5.1% in 1989 to 9.4% in 1993. During the three-year recession, the state lost more than 400,000 jobs.

The state also has endured its share of natural disasters. In 1989, just before the recession began, a 7.1-magnitude earthquake struck the San Francisco Bay area, causing widespread damage. Then in January 1994, a 6.9 quake hit Southern California. Together these disasters disrupted business, damaged the state's infrastructure and inflicted hundreds of millions of dollars in losses on private and public property.

BOUNCING BACK

The state began recovering in 1994. But in December of that year, Orange County, believed to be one of the most prosperous counties in the nation, declared bankruptcy, casting a pall over the state's recovery. Since then the county has reorganized its debts, growth has been widespread and the state has added one million new jobs. California's gross state product now tops $1 trillion, making it the seventh-largest economy in the world.

Unfortunately, just as the outlook for the state brightened, the strong national economy spurred fears of inflation, which pushed interest rates higher and bond prices lower.

During the last decade, the fund has often changed its investment focus as interest rates rose or fell and the state's economy slumped or soared. When the state's economy began to falter, the fund shifted its portfolio to favor "essential service" bonds, such as water and sewer districts and electric utilities, which are backed by steady revenue streams.

Then, as the state's economy picked up steam, the fund increased its emphasis on real estate development and other projects that depend more directly on economic growth and steady employment.

STRONG FISCAL FIVE-YEAR RESULTS

Relying on extensive research to find its investment opportunities, the fund has produced solid returns relative to its peers over the past five fiscal years, which includes the end of the recession and recovery. During that time, the fund has produced an average annual compound return of 7.1% for shareholders who reinvested their distributions. The California Municipal Debt Funds Index, calculated by Lipper Analytical Services, earned an average annual return of 6.6% over the same time.

Today the state's economy depends less on defense and aerospace and more on high-wage jobs in a variety of industries, such as entertainment, computer manufacturing and software development. California is on the leading edge of the computer animation and entertainment industries. The state remains an agricultural powerhouse and continues to lead the nation in farm production.

At the same time, the state's population growth has picked up. Recent data from the Census Bureau predicts the state's population will increase 18 million, or about 56%, by 2025. Housing starts are rising and construction jobs increased 10% between July 1996 and July 1997.

Despite California's recent success, the state could face problems in the future, says Joel Kotkin, a senior fellow at the Pepperdine Institute for Public Policy. One problem Kotkin points out is that the expansion has been uneven, just as the recession was, with Northern California enjoying a more widespread and robust recovery.

The analysts and portfolio counselors for The Tax-Exempt Fund of California also see potential problems coexisting with the state's great promise. Through the state's initiative process, voters have dictated the state's fiscal policy by limiting their legislators' ability to raise taxes or decide how revenues will be spent. This process leaves little room for political leaders to act during financially hard times in the future. Additionally, changes in the state's income tax structure could pose problems if growth slows again.

As The Tax-Exempt Fund of California enters its second decade, it's difficult to know which direction the state's economy will take. It could be a time of unparalleled growth or a mix of progress and setbacks. It will be a time when bond investors may welcome the guidance of investment professionals who have the knowledge and research capabilities to find investment opportunities throughout the state and the experience to judge them in a variety of economic environments.

[Sidebar]
CALIFORNIA IS HOME TO THE LARGEST AGRICULTURAL ECONOMY IN THE UNITED STATES. FROM GRAPES AND PEACHES TO WHEAT AND HAY, CALIFORNIA'S FARM RECEIPTS TOTALED $24.5 BILLION IN 1996.
[End sidebar]

[photo: vineyard]
[photo:  peaches]

[Sidebar]
[bar chart]
UNEMPLOYMENT RATES
1987 - 1996
U.S.
California

Year               U.S.          California

1987               6.2           5.8

1988               5.5           5.3

1989               5.3           5.1

1990               5.6           5.8

1991               6.8           7.7

1992               7.5           9.3

1993               6.9           9.4

1994               6.1           8.6

1995               5.6           7.8

1996               5.4           7.2


Source: U.S. Department of Labor, Bureau of Labor Statistics and the California Employment Development Department
[End sidebar]

[Sidebar]
COMPUTER MANUFACTURING, SOFTWARE AND TELECOMMUNICATIONS ARE JUST THREE OF THE HIGH-TECH FIELDS THAT HAVE HELPED FUEL THE STATE'S ECONOMIC RECOVERY.
[End sidebar]

[photo:  satellites]
[photo:  computer part]

[Sidebar]
ANNUAL PERCENT CHANGE IN
CALIFORNIA'S GROSS STATE PRODUCT

Year            % Change

1987            5.9

1988            6.0

1989            4.7

1990            2.7

1991            -1.8

1992            -.06

1993            -.09

1994            1.8

1995            3.4

1996 *          4.6


[end bar chart]
*Estimated

Based on 1992 dollars
Source: U.S. Department of Commerce, Bureau of Economic Analysis
Estimate: California Department of Finance
[End sidebar]

THE TAX-EXEMPT FUND OF CALIFORNIA
Investment Portfolio, August 31, 1997
                                                                        Principal    Market
                                                                           Amount     Value
                                                                            (000)     (000)
Tax-Exempt Securities Maturing in More than
 One Year - 94.79%

Educational Facilities Authority, Revenue Bonds
 (University of San Francisco), Series 1996, MBIA
 Insured, 5.70% 2011                                                       $1,190    $1,282
Health Facilities Financing Authority:
 Hospital Revenue Bonds:
  Downey Community Hospital, Series 1993, 5.75% 2015                          6400      6443
  Kaiser Permanente Medical Care Program, Semi-Annual
   Tender Revenue Bonds, 1985 Tender Bonds, 5.55% 2025                        2000      1978
  Pacific Presbyterian Medical Center, Insured
   Variable Rate Demand, 1985 Series B,
   6.75% 2015 (Prerefunded 2002)                                              4000      4377
  St. Joseph Health System:
   Series 1989 A, 6.90% 2014 (Prerefunded 1999)                               1250      1337
   Series 1991 A, 6.75% 2021 (Prerefunded 2001)                               4000      4430
 Hospital Revenue Refunding Bonds (Saint Francis
  Memorial Hospital), Series 1993A, 5.75% 2005                                1150      1210
Housing Finance Agency:
 Home Mortgage Revenue Bonds:
  1991 Series A, 7.35% 2011                                                    550       582
  1991 Series G, 6.95% 2011                                                    780       818
  1995 Series K, 5.55% 2021                                                    905       923
  1997 Series H, MBIA Insured, 5.50% 2017                                     3250      3261
 Single Family Mortgage Purchase Bonds, Series B2,
  AMBAC Insured, 5.70% 2007                                                   3420      3493
Maritime Infrastructure Authority,
 Airport Revenue Bonds (San Diego Unified Port
 District Airport Project-Lindbergh Field), Series 1995,
 AMBAC Insured, 5.00% 2020                                                    2265      2106
Pollution Control Financing Authority:
 Pollution Control Revenue Bonds (Pacific Gas and
  Electric Co.):
   1992 Series B, 6.35% 2009                                                  4400      4708
   1993 Series B, AMBAC Insured, 5.85% 2023                                   1000      1016
 Resource Recovery Revenue Bonds, Waste Management Inc.
  Guarantee Bond, Series A, 7.15% 2011                                        4500      4896
  Solid Waste Disposal Revenue Bonds (CanFibre
   of Riverside Project), Series 1997A,
   9.00% 2019                                                                 4000      4038
 Solid Waste Revenue Bonds (Keller Canyon Landfill
  Co. Project), BFI Corp. Guarantee, Series 1992:
   5.80% 2016                                                                 1250      1271
   6.875% 2027                                                                5200      5730
Public Works Board, Lease Revenue Bonds:
 California Community Colleges (Various Community
  College Projects), 1994 Series B, 6.75% 2005                                1000      1137
 The Regents of the University of California,
  Various University of California Projects:
   1993 Series B, MBIA Insured, 5.50% 2014                                    1500      1561
   1993 Series A, 5.50% 2021                                                  1000       986
 Department of Corrections, State Prison:
  Imperial County, 1991 Series A, 6.50% 2017                                  1000      1139
  Lassen County (Susanville), 1993 Series D:
   5.25% 2015                                                                 2000      2010
   5.375% 2018                                                                1600      1558
  Refunding Revenue Bonds (1989 Multiple Purpose
   Projects), Series C, AMBAC Insured, 5.00% 2023                             2000      1870
 1991 Certificates of Participation (UCLA Central
  Chiller/Cogeneration Facility), 7.00% 2015
  (Prerefunded 1999)                                                          1250      1349
Rural Home Mortgage Finance Authority, Single Family
 Mortgage Revenue Bonds (Mortgage-Backed Securities
 Program):
  1995 Series B, 7.75% 2026                                                   2845      3231
  1996 Series A, 7.75% 2027                                                   1205      1373
Statewide Communities Development Authority:
 Certificates of Participation, J. Paul Getty Trust,
  5.00% 2015                                                                  1000       965
 Hospital Revenue Certificates of Participation,
  Cedars-Sinai Medical Center, Series 1992, 6.50% 2012                        1900      2152
 St. Joseph Health System Obligated Group,
  Certificates of Participation, 5.50% 2014                                   3000      3009
 Sisters of Charity of Leavenworth Health Services
  Corp., Certificates of Participation, Series 1994,
  5.00% 2023                                                                  2000      1857
Department of Water Resources, Central Valley Project,
 Water System Revenue Bonds:
  Series F, 7.25% 2010                                                         500       520
  Series O, MBIA Insured, 5.00% 2022                                          2000      1890
  Series H, 6.90% 2025 (Prerefunded 2000)                                     2000      2173
Alameda Public Financing Authority, 1997 Revenue Bonds
  (Marina Village Assessment District Bond Refinancing):
   6.05% 2008                                                                 1110      1135
   6.125% 2009                                                                1340      1370
   6.375% 2014                                                                1100      1124
County of Alameda, 1993 Refunding Certificates of
 Participation (Santa Rita Jail Project), MBIA Insured,
 5.375% 2009                                                                  1500      1577
Anaheim Public Financing Authority, Lease Revenue Bonds
 (Anaheim Public Improvements Project), Senior Lease
 Revenue Bonds, 1997 Series A, FSA Insured, 6.00% 2024                        1500      1643
Association of Bay Area Governments Finance Authority
 For Nonprofit Corporations, Certificates of Participation
 (Stanford University Hospital), Series 1993:
  5.75% 2005                                                                  2240      2388
  5.50% 2013                                                                  2500      2513
Redevelopment Agency of the City of Burbank
  (Golden State Redevelopment Project), Tax
  Allocation Bonds, 1993 Series A:
   6.00% 2013                                                                 1500      1549
   6.00% 2023                                                                 1000      1022
Castaic Lake Water Agency Financing Corp., Refunding
 Revenue Certificates of Participation (Water System
 Improvement Projects), MBIA Insured, Series 1994A,
 7.25% 2010                                                                   1400      1715
Central Valley Financing Authority, Cogeneration
 Project Revenue Bonds (Carson Ice-Gen Project),
 Series 1993:
  6.10% 2013                                                                  3000      3117
  6.20% 2020                                                                  5000      5194
Del Mar Race Track Authority, Revenue Refunding Bonds,
 Series 1996, 6.00% 2001                                                      1750      1808
East Bay Municpal Utility District (Alameda and Contra
 Costa Counties), Wastewater System Subordinated Revenue
 Refunding Bonds, Series 1996, FGIC Insured, 5.00% 2026                       2230      2091
Foothill/Eastern Transportation Corridor Agency, Toll
 Road Revenue Bonds, Series 1995A, 6.00% 2016                                 2500      2597
City of Fremont, Multifamily Housing Revenue Refunding
 Bonds (Durham Greens Project), Issue A of 1995,
 5.40% 2026                                                                   3000      3120
City of Fresno, Sewer System Revenue Bonds, Series 1993A
 AMBAC Insured, 5.25% 2019                                                    1000       988
Kern High School District (County of Kern), General
 Obligation Refunding Bonds, Series 1996A,
 MBIA Insured, 6.60% 2016                                                     1000      1155
City of Long Beach:
 Financing Authority Revenue Bonds,
  Series 1992, AMBAC Insured, 6.00% 2017                                       750       821
 Harbor Revenue Bonds, Series 1993, 5.125% 2018                               1000       943
City of Los Angeles:
 Convention and Exhibition Center Authority,
  Certificates of Participation:
   7.375% 2018 (Prerefunded 1999)                                             2500      2696
   7.00% 2020 (Prerefunded 1999)                                              2000      2143
 Harbor Department Revenue Bonds:
  Issue 1988, 7.60% 2018 (Escrowed to Maturity)                               1750      2190
  Issue 1995, Series B, 6.625% 2025                                           4750      5118
 Metropolitan Transportation Authority:
  Proposition A Sales Tax Revenue Refunding Bonds,
   Series 1993-A, FGIC Insured, 5.00% 2021                                    2000      1876
  Proposition C Sales Tax Revenue Bonds, Second
   Senior Bonds, Series 1995-A, AMBAC Insured,
   5.00% 2025                                                                 1000       935
 Multifamily Housing Revenue Bonds (GNMA Collateralized -
  Ridgecroft Apartments Project), Series 1997E,
  6.125% 2027                                                                 2005      2049
 Transportation Commission, Sales Tax Revenue Bonds:
  Series 1989, 7.00% 2019                                                     2250      2401
  Series 1991-A, 6.75% 2020 (Prerefunded 2001)                                2500      2773
 Waste Water System Revenue Bonds, Series 1990-B,
  7.15% 2020 (Prerefunded 2000)                                               1000      1097
 Department of Water and Power, Electric Plant Revenue Bonds,
  Issue of 1990:
   7.125% 2030 (Subject to Crossover Refunding 2000)                          2500      2711
   7.10% 2031 (Subject to Crossover Refunding 2001)                           3000      3275
County of Los Angeles, Capital Asset Leasing Corp.,
 Certificates of Participation (Marina del Rey), Series A:
  6.25% 2003                                                                  4635      4952
  6.50% 2008                                                                  6000      6368
Marin Municipal Water District Water Revenue Bonds,
 Series 1993, 5.65% 2023                                                      1000      1006
Northern California Public Power Agency, Geothermal Project
 #3, Special Revenue Bonds, 1993 Refunding Series A,
  5.60% 2006                                                                  3725      3835
Port of Oakland, Revenue Bonds,
 1992 Series E, MBIA Insured, 6.40% 2022                                      1670      1787
County of Orange:
 Aliso Viejo Special Tax Bonds of Community
  Facilities District No. 88-1, Series A of 1992:
   7.25% 2008 (Prerefunded 2002)                                              1500      1726
   7.35% 2018 (Prerefunded 2002)                                              4250      4908
 Local Transportation Authority, First Senior Fixed-Rate Bonds:
  AMBAC Insured, 6.00% 2007                                                   1000      1101
  MBIA Insured, 6.00% 2009                                                    1500      1657
 Recovery Certificates of Participation, 1996 Series A,
  MBIA Insured, 6.00% 2008                                                    3000      3285
City of Oxnard, Assessment District No.97-1-R
 (Pacific Commerce Center), Limited Obligation
  Refunding Bonds:
   5.50% 2004                                                                 1500      1524
   5.60% 2005                                                                 2920      2971
   5.70% 2006                                                                 1215      1241
South Orange County, Public Financing Authority,
 Special Tax Revenue Bonds, Series B (Junior Lien
  Bonds):
   6.55% 2002                                                                 1565      1623
   6.85% 2005                                                                 2715      2825
   7.00% 2006                                                                 1310      1366
City of Pasadena, Certificates of Participation (1990
 Capital Improvements Project), 7.00% 2003
 (Prerefunded 2000)                                                           1000      1098
Redevelopment Agency of the City of Pittsburg, Los
 Medanos Community Development Project, Tax Allocation
  Refunding Bonds, AMBAC Insured, Series 1993A,
   5.25% 2015                                                                 2195      2140
Pleasanton Joint Powers Financing Authority,
 Reassessment Revenue Bonds, 1993 Series A:
  5.70% 2001                                                                  3855      3997
  6.15% 2012                                                                  1870      1966
Redding Joint Powers Financing Authority, Solid Waste
 and Corporation Yard Revenue Bonds, 1993 Series A:
  5.00% 2018                                                                  4000      3701
  5.00% 2023                                                                  2000      1826
Sacramento City Financing Authority, 1991 Revenue
 Bonds, 6.80% 2020 (Prerefunded 2001)                                         5500      6151
Sacramento Cogeneration Authority, Cogeneration
 Project Revenue Bonds:
  (Campbell Soup Project), 1995 Series:
   6.00% 2003                                                                 1500      1595
   6.50% 2005                                                                 1100      1198
  (Proctor & Gamble Project), 1995 Series:
   7.00% 2005                                                                 1700      1905
   6.375% 2010                                                                3500      3792
   6.50% 2014                                                                 1000      1080
   6.50% 2021                                                                 4000      4279
Sacramento Municipal Utility District,
 Electric Revenue Bonds, 1997 Series K, AMBAC Insured,
  5.70% 2017                                                                  2500      2639
County of Sacramento:
 Laguna Creek Ranch/Elliott Ranch Community
  Facilities District No.1, Improvement Area
  No.2 Special Tax Refunding Bonds (Elliott Ranch):
   6.00% 2012                                                                  440       433
   6.30% 2021                                                                  500       500
 Single Family Mortgage Revenue Bonds
  (GNMA Mortgage-Backed Securities Program),
  Issue A of 1987, 9.00% 2019                                                 1500      2161
City of San Bernardino, SCH Health Care System Revenue
 Bonds (Sisters of Charity of the Incarnate Word,
 Houston, Texas), Series 1991 A, 7.00% 2021 (Prerefunded 2001)                2435      2718
County of San Bernardino, Certificates of
 Participation, Series B (Capital Facilities
 Project), 6.25% 2019 (Prerefunded 2001)                                      2000      2152
City of San Diego/MTDB Authority (San Diego Old Town
 Light Rail Transit Extension), 1993 Lease Revenue
 Bonds, 5.375% 2023                                                           1500      1464
County of San Diego, Reassessment District No. 97-1
  (4-S Ranch), Limited Obligation Improvement Bonds:
   5.90% 2007                                                                 1435      1427
   5.90% 2008                                                                 1000       990
City and County of San Francisco:
 Airports Commission, San Francisco International Airport
  Second Series Revenue Bonds, Issue 9B, 5.25% 2020                           1000       965
 Port Commission Revenue Refunding Bonds,
  Series 1994, 5.90% 2009                                                     1500      1552
 Redevelopment Agency:
  Lease Revenue Bonds, Series 1992 (George R. Moscone
   Convention Center), 5.50% 2018                                             2560      2516
  Residential Facility Revenue Bonds (Coventry Park
   Project), 1996 Series A, 8.50% 2026                                        5000      5184
County of San Joaquin, Certificates of Participation
 (1993 General Hospital Project), 6.625% 2020                                 2235      2406
San Joaquin Hills Transportation Corridor Agency
 (Orange County), Senior Lien Toll Road Revenue
 Bonds, 6.75% 2032                                                            1500      1615
Redevelopment Agency of the City of San Jose,
  Multifamily Housing Revenue Bonds
  (GNMA Collateralized - The Miraido Village), Series 1997A:
   5.30% 2012                                                                 1000       995
   5.65% 2022                                                                 1500      1490
Santa Ana Financing Authority, Police Administration
 and Holding Facility Lease Revenue Bonds, MBIA
 Insured, Series 1994A, 6.25% 2019                                            1000      1116
Santa Clara County Financing Authority, Lease Revenue
 Bonds (VMC Facility Replacement Project), AMBAC
 Insured, 1994 Series A, 7.75% 2009                                           2200      2794
Shafter Joint Powers Financing Authority Lease Revenue
 Bonds, 1997 Series A (Community Correctional Facility
 Acquisition Project):
  5.50% 2006                                                                  1535      1585
  5.95% 2011                                                                  1700      1768
South Tahoe Joint Powers Financing Authority, Refunding
 Revenue Bonds (South Tahoe Redevelopment Project Area
 No. 1), 1995 Series B, 6.25% 2020                                            3250      3363
Southern California Home Financing Authority, Single
 Family Mortgage Revenue Bonds (GNMA and FNMA
 Mortgage-Backed Securities Program), 1992 Series A,
 6.75% 2022                                                                   1105      1158
City of Stockton, Mello-Roos Revenue Bonds,
  Series 1997A, Community Facilities District
  No. 90-2 (Brookside Estates)(1):
   5.50% 2005                                                                 1560      1562
   5.75% 2008                                                                 1840      1843
   5.95% 2010                                                                 1000      1001
                                                                                  ---------
                                                                                      274113
                                                                                  ---------
Tax-Exempt Securities Maturing in
 One Year or Less - 5.64%
County of Contra Costa, 1997-1998 Tax and Revenue
  Anticipation Notes, Series A, 4.50% 7/1/98                                  7400      7442
City of Los Angeles:
 State Building Authority, Lease Revenue Bonds,
  Department of General Services Lease,
  Series 1988 A, 7.50% 2011 (Prerefunded 1998)                                3500      3634
 Waste Water System Revenue Bonds,
  Series 1987, 8.125% 2017 (Prerefunded 1997)                                 1000      1027
County of Los Angeles, 1997-98 Tax and Revenue
 Anticipation Notes, Series A, 4.50% 6/30/98                                  3500      3520
Pollution Control Financing Authority,
  Pollution Control Refunding Revenue Bonds
  (Shell Oil Co. Project), 1991 Series A,
  3.35% 2010(2)                                                                700       700
                                                                                  ---------
                                                                                       16323
                                                                                  ---------
TOTAL TAX-EXEMPT SECURITIES (cost:$271,382,000)                                       290436
Excess of payables over cash and receivables                                            1270
                                                                                  ---------
                                                                                   $289,166
NET ASSETS                                                                        =========

(1)Represents a when-issued security.
(2)Coupon rate changes periodically.
See Notes to Financial Statements

The Tax-Exempt Fund of California
Financial Statements
Statement of Assets and Liabilities
at August 31, 1997     (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $271,382)                                                $290,436
 Cash                                                                                        20
 Receivables for--
  Sales of fund's shares                                                $    217
  Accrued interest                                                         3,837          4,054
                                                                 ---------------    -----------
                                                                                        294,510
Liabilities:
 Payables for--
  Purchases of investments                                                 4,400
  Repurchases of fund's shares                                                99
  Dividends payable                                                          584
  Management services                                                         98
  Accrued expenses                                                           163          5,344
                                                                 ---------------    -----------
Net Assets at August 31, 1997--
 Equivalent to $16.22 per share on
 17,825,514 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                           $289,166
                                                                                      =========



Statement of Operations
for the year ended August 31, 1997
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                                     $15,762

 Expenses:
  Management services fee                                                 $1,088
  Distribution expenses                                                      614
  Transfer agent fee                                                          66
  Reports to shareholders                                                     50
  Registration statement and prospectus                                       22
  Postage, stationery and supplies                                            23
  Trustees' fees                                                              16
  Auditing and legal fees                                                     34
  Custodian fee                                                               13
  Taxes other than federal income tax                                          4
  Other expenses                                                              14          1,944
                                                                 ---------------    -----------
   Net investment income                                                                 13,818
                                                                                    -----------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                        1,397
 Net unrealized appreciation:
  Beginning of year                                                       11,753
  End of year                                                             19,054
                                                                 ---------------
   Net increase in unrealized appreciation                                                7,301
                                                                                    -----------
   Net realized gain and increase in
    unrealized appreciation on investments                                                8,698
                                                                                    -----------
Net Increase in Net Assets Resulting
 from Operations                                                                        $22,516
                                                                                      =========
See Notes to Financial Statements


Statement of Changes in Net Assets
(dollars in thousands)
                                                            Year ended August 31
                                                                            1997           1996
                                                                       ---------      ---------
Operations:
 Net investment income                                                 $  13,818      $  12,984
 Net realized gain on investments                                          1,397          1,373
 Net change in unrealized appreciation
  on investments                                                           7,301           (944)
                                                              ------------------    -----------
   Net increase in net assets
    resulting from operations                                             22,516         13,413
                                                              ------------------    -----------
Dividends and Distributions Paid to
 Shareholders:
  Dividends paid from net investment income                              (13,821)       (12,978)
  Distributions from net realized gain
   on investments                                                         (1,382)             -
                                                              ------------------    -----------
   Total dividends and distributions                                     (15,203)       (12,978)
                                                              ------------------    -----------

Capital Share Transactions:
 Proceeds from shares sold:
  3,438,562 and 3,016,709
  shares, respectively                                                    55,139         48,021
 Proceeds from shares issued in reinvestment of net
  investment income dividends and distributions of
  net realized gain on investments:
  535,942 and 439,139 shares, respectively                                 8,594          6,983
 Cost of shares repurchased:
  2,150,063 and 2,264,964 shares,
  respectively                                                           (34,412)       (36,022)
                                                              ------------------    -----------
  Net increase in net assets
   resulting from capital share transactions                              29,321         18,982
                                                              ------------------    -----------
Total Increase in Net Assets                                              36,634         19,417
Net Assets:
 Beginning of year                                                       252,532        233,115
                                                              ------------------    -----------
 End of year                                                            $289,166       $252,532
                                                                     ===========    ===========

See Notes to Financial Statements

Notes to Financial Statements

1. The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income free from federal and California income taxes, with the additional objective of preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of August 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $19,054,000, of which $19,211,000 related to appreciated securities and $157,000 related to depreciated securities.

There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $271,382,000 at August 31, 1997.

3. The fee of $1,088,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1997, distribution expenses under the Plan were $614,000. As of August 31, 1997, accrued and unpaid distribution expenses were $123,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $66,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $131,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1997, aggregate amounts deferred and earnings thereon were $41,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1997, accumulated undistributed net realized gain on investments was $1,345,000 and paid-in capital was $268,767,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $71,331,000 and $39,857,000, respectively, during the year ended August 31, 1997. Pursuant to the custodian agreement, the fund may receive credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $13,000 includes $6,000 paid by these credits rather than in cash.

Per-Share Data and Ratios


                                                                      Year   ended  August       31
                                                                      1997    1996    1995     1994    1993

Net Asset Value, Beginning
 of Year                                                            $15.78  $15.74  $15.40  $16.30  $15.21
                                                                 --------- ------- ------- ------- -------
Income from Investment
 Operations:
 Net investment income                                                 .83     .84     .86     .84     .84
 Net realized and
  unrealized gain
  (loss) on investments                                                .53     .04     .34    (.84)   1.09
                                                                 --------- ------- ------- ------- -------
  Total income from
   investment operations                                              1.36     .88    1.20     .00    1.93
                                                                 --------- ------- ------- ------- -------
Less Distributions:
 Dividends from net
  investment income                                                   (.83)   (.84)   (.86)   (.84)   (.84)
 Distributions from net
  realized gains                                                      (.09)      -       -    (.06)      -
                                                                 --------- ------- ------- ------- -------
  Total distributions                                                 (.92)   (.84)   (.86)   (.90)   (.84)
                                                                 --------- ------- ------- ------- -------
Net Asset Value, End of Year                                        $16.22  $15.78  $15.74  $15.40  $16.30
                                                                 ========= ======= ======= ======= =======

Total Return*                                                        8.80%   5.65%   8.16%    0.13%  13.08%


Ratios/Supplemental Data:
Net assets, end of year
 (in millions)                                                        $289    $253    $233    $226    $223
Ratio of expenses to average
 net assets                                                           .72%    .73%    .73%     .71%    .71%
Ratio of net income to
 average net assets                                                  5.15%   5.25%   5.65%    5.28%   5.36%
Portfolio turnover rate                                             15.68%  27.60%  41.36%  15.08%  16.82%


*Calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report
To the Board of Trustees of The American Funds
Tax-Exempt Series II and Shareholders of
The Tax-Exempt Fund of California:

     We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II-- The Tax-Exempt Fund of California (the "fund"), including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers; where replies were not received, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California
September 25, 1997

Tax Information (unaudited)

During the fiscal year ended August 31, 1997, the fund paid 82.8 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code and 8.5 cents per share of capital gain distributions within the meaning of Section 852(b)(3)(C) of the Internal Revenue Code.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

Printed on recycled paper

Litho in USA KBD/ALI/3218
Lit. No. TEFCA-011-1097

Photos of Yosemite, Napa Valley and Lake Tahoe by Robert Holmes; courtesy of the California Division of Tourism.

[The American Funds Group(R)]

THE TAX-EXEMPT FUND OF CALIFORNIA

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group; former President, Southern California Edison Company

DON R. CONLAN
South Pasadena, California
President (retired), The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
Chief Executive Officer and President,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource Group, Inc. (senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller & Company, Inc.
(financial management consulting)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI
Long Beach, California
Retired; former Chairman of the Board, BW/IP International, Inc.
(industrial manufacturing)

OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group, Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

MARY C. HALL
Brea, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group, Capital Research and Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche llp
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.